DERIVATIVE INSTRUMENTS PAYABLE	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]

26.	DERIVATIVE INSTRUMENTS PAYABLE

In August 2015, the Company entered into four bunker swap agreements whereby the fixed rate on 4,000 metric tonnes per calender month was switched to a floating rate. The fair value of these swaps at December 31, 2015 was a payable of $4.1 million (2014: nil). A non-cash mark to market loss of $2.3 million was recorded in 2015 (2014: nil). The fair value (level 2) is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable forward rate curves and the current credit worthiness of both the Company and the derivative counterparty. The estimated amount is the present value of future cash flows.